U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 6, 2009

IBSG INTERNATIONAL, INC.

(Exact name of registrant as specified in this charter)

Florida	000-029587	65-0705328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1132 Celebration Blvd., Celebration, FL	34747
(Zip Code)	(Address of Principal Executive Offices)

Registrant’s Telephone Number, including area code: (321) 939-6321

NOT APPLICABLE

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 6, 2009, due to significant health reasons impacting his ability to carry out his functions at the present time, Michael Rivers was relieved of his position as Chief Executive Officer of IBSG International, Inc., and Jim Queen was appointed as interim Chief Executive Officer. Michael Rivers remains as a member of the Board of Directors. Jim Queen has been the Chief Operating Officer of IBSG Development since 2002.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IBSG INTERNATIONAL, INC.

Date: January 8, 2009	By:	/s/ Jim Queen
Jim Queen, CEO